Exhibit 10.38

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM REGISTRATION. IF RELYING ON SUCH AN EXEMPTION, THE NOTEHOLDER MUST SUBMIT TO THE BORROWER A FAVORABLE OPINION OF COUNSEL SATISFACTORY TO THE BORROWER, OR ANY SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE BORROWER, TO THE EFFECT THAT THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY OTHER APPLICABLE JURISDICTION.

DISTRESSED ASSET PORTFOLIO IV, LLC

SERIES BR 15.00% PROMISSORY BRIDGE NOTE

Cincinnati, Ohio

$[•]	January 26, 2023

DISTRESSED ASSET PORTFOLIO IV, LLC, an Ohio limited liability company (the "Borrower"), for value received, hereby promises to pay to the order of [•] or his permitted successors and assigns (the "Noteholder"), the principal amount of [•] ($[•]) (the "Loan"), with interest on the unpaid balance of the Loan as set forth herein. Amounts repaid under this Series BR 15.00% Promissory Bridge Note (this "Note") may not be reborrowed.

1.            Payment Dates; Prepayment.

(a)            Payment Date. The aggregate unpaid principal amount of the Loan, all accrued and unpaid interest, and all other amounts payable under this Note shall be due and payable on the Maturity Date (as defined herein and as may be extended in accordance with the terms hereof), unless earlier accelerated in accordance with the terms and conditions hereof. For the purposes of this Note, "Maturity Date" means the ninety (90) calendar day anniversary of the date hereof.

(b)            Prepayment. The Borrower may prepay the Loan in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

2.            Interest.

(a)            Interest Rate. Except as provided in Section 2(b), the principal amount outstanding under this Note from time to time shall bear interest at a rate per annum equal to Fifteen Percent (15%) (the "Base Rate").

(b)            Default Interest. If an Event of Default has occurred and is continuing, such outstanding principal amount shall bear interest at the Base Rate plus Two Percent (2%) (the "Default Rate"). For the purposes of this Note, "Interest Rate" means as of any date this Note is outstanding the Base Rate or the Default Rate, whichever is then in effect as of such date.

(c)            Computation of Interest. All computations of interest hereunder shall be made on the basis of a year of 365 days, and the actual number of days elapsed. Interest shall begin to accrue on the Loan on the date of this Note. For any portion of the Loan that is repaid, interest shall not accrue on the date on which such payment is made.

(d)            Interest Rate Limitation. If at any time the Interest Rate payable on the Loan shall exceed the maximum rate of interest permitted under applicable law, such Interest Rate shall be reduced automatically to the maximum rate permitted.

3.            Payment Mechanics.

(a)            Manner of Payment. All payments of principal and interest shall be made in US dollars no later than 12:00pm eastern time on the date on which such payment is due. Such payments shall be made by wire transfer of immediately available funds to the Noteholder's account at a bank specified by the Noteholder in writing to the Borrower from time to time.

(b)            Application of Payments. All payments shall be applied, first, to fees or charges outstanding under this Note, second, to accrued and unpaid interest, and, third, to principal outstanding under this Note.

(c)            Business Day. Whenever any payment hereunder is due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and interest shall be calculated to include such extension. For the purposes of this Note, "Business Day" means a day other than Saturday, Sunday, or other day on which commercial banks in Cincinnati, Ohio are authorized or required by law to close.

(d)            Evidence of Debt. The Borrower authorizes the Noteholder to record in the books and records of the Noteholder the Loan made to the Borrower and the date and amount of each payment or prepayment of the Loan. The entries made by the Noteholder shall be prima facie evidence of the existence and amount of the obligations of the Borrower recorded therein in the absence of manifest error. No failure to make any such record, nor any errors in making any such records, shall affect the validity of the Borrower's obligation to repay the unpaid principal of the Loan with interest in accordance with the terms of this Note.

(e)            Extension. If the Borrower is unable to pay any amount due hereunder on or prior to the Maturity Date, it may, its sole discretion, upon written notice to the Noteholder, extend the Maturity Date until the one hundred eighty (180) calendar day anniversary of the date hereof; provided, however, that the Default Rate shall apply to all outstanding amounts during the entirety of such extension.

4.            Representations and Warranties. The Borrower represents and warrants to the Noteholder as follows:

(a)            Existence. The Borrower is a limited liability company, duly formed and validly existing under the laws of the state of its organization. The Borrower has the requisite power and authority to own, lease, and operate its property, and to carry on its business.

(b)            Compliance with Law. The Borrower is in material compliance with all laws, statutes, ordinances, rules, and regulations applicable to or binding on the Borrower, its property, and business.

(c)            Power and Authority. The Borrower has the requisite power and authority to execute, deliver, and perform its obligations under this Note.

(d)            Authorization; Execution and Delivery. The execution and delivery of this Note by the Borrower and the performance of its obligations hereunder have been duly authorized by all necessary limited liability company action in accordance with applicable law. The Borrower has duly executed and delivered this Note.

5.            Other Covenants.

(a)            Use of Proceeds. The Borrower shall only use proceeds of the Loan to acquire the receivables and accounts set forth on Schedule 5(a) hereto (such receivables and accounts, the "Receivables Pool") and pay fees and costs related thereto.

(b)            Collateral.

(i)            As security for the prompt and complete payment, performance and observance of all obligations of the Borrower under this Note, the Borrower hereby assigns, pledges and grants to Noteholder a first priority security interest in, and first lien on (the "Security Interest"), all of the Borrower's right, title and interest in, to and under, whether now owned or hereafter acquired Collateral (as defined herein). While this Note is outstanding, the Borrower shall maintain the Security Interest on the Collateral, and, upon the request of the Noteholder, the Borrower shall use commercially reasonable efforts to make appropriate filings for the perfection of Security Interest on the Collateral.

(ii)            For the purposes of this Note, "Collateral" means (A) the Receivables Pool, as well as all cash and non-cash proceeds received in connection with the collection or servicing of the foregoing, (B) Chattel Paper representing such Receivables Pool, (C) Instruments (including Promissory Notes) representing the Receivables Pool, (D); Documents related to the Receivables Pool; (E) Letter-of-Credit Rights related to such Accounts and Receivables; (F) Supporting Obligations related to the Receivables Pool; (G) Deposit Accounts to the extent they contain the proceeds of the Receivables Pool; (H) accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and (I) proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof For the purposes of this Section, terms capitalized, but not otherwise defined herein shall have the meaning set forth under the Ohio UCC (as defined herein).

(c)            No Liens. While this Note is outstanding, the Borrower shall not grant, pledge or otherwise permit any security interest or lien in favor of any other party on the Receivables Pool or the Collateral, other than pari passu liens securing the Borrower's obligations under other notes in the Note Series (as defined herein).

(d)            Other Indebtedness. While this Note is outstanding, the Borrower shall not incur any additional Indebtedness for Borrowed Money with recourse to either (a) the proceeds of the Loan or (b) the Collateral, other than other notes in the Note Series. For the purposes of this Agreement, "Indebtedness for Borrowed Money" means any obligation of the Borrower that would be classified as indebtedness upon its balance sheet, including any footnote thereto, in accordance with U.S. Generally Accepted Accounting Principles: (i) in respect of any money borrowed or (ii) evidence by any loan or credit agreement, promissory note, debenture, bond, guaranty or similar written obligation to pay any money.

(e)            Restricted Payments. While this Note is outstanding, the Borrower shall not use proceeds from the collection or disposition of the Receivables Pool or otherwise received with respect to the Collateral to make any distribution, dividend or other payment to the members of the Borrower; provided, however, the Borrower may at any time make distributions to the Company's members from such proceeds in respect of the federal, state and local income tax obligations of such member in an amount not to exceed such tax obligations (each, a "Tax Distribution"), so long at the time of such Tax Distribution no Event of Default has occurred and is continuing or the making of such Tax Distribution would not cause an Event of Default. Notwithstanding the foregoing, nothing in this Note may limit the Borrower from (i) paying any customary fee or fees for the collection or servicing of the Receivables Pool, including any affiliate of the Borrower or its members or (ii) making pro rata payments under other notes in the Notes Series in accordance with the terms hereof and thereof to the extent the holder of any such note is a member of the Borrower.

6.            Non-Recourse; Pro Rata Treatment.

(a)            Non-Recourse. The Noteholder hereby represents, warrants, acknowledges and agrees that notwithstanding any other provision of this Note or any other document or agreement (a) this Note and the Loan, including all principal and interest, are non-recourse obligations of the Borrower and are payable only from the proceeds of the Receivables Pool or otherwise received in respect of the Collateral, (b) if the Receivables Pool and/or the Collateral are insufficient to enable the Borrower from paying amounts owing under this Note, neither the Borrower, its members nor any of its or their respective affiliates, including any servicer, has any obligation to pay any deficiency and (c) the Borrower may incur other indebtedness and/or grant other liens or security interests, so long as they are not secured by the Receivables Pool or the Collateral.

(b)            Pro Rata Treatment. The Noteholder hereby represents, warrants, acknowledges and agrees that (i) that this Note is one of a series of Series BR 15.00% Promissory Bridge Notes made by the Borrower on or about the date hereof (collectively, the "Note Series") and (ii) any payment made by the Borrower with respect to the Note Series shall be made pro rata such that this Note will receive only its Pro Rata Portion of each such payment. For the purposes of this Note, "Pro Rata Portion" means, an amount equal to the fraction (A) the numerator of which is the then outstanding principal amount of this Note and (B) the denominator of which is the then outstanding principal amount of the entire Note Series.

7.            Events of Default. The occurrence and continuance of any of the following shall constitute an "Event of Default" hereunder:

(a)            Failure to Pay. The Borrower fails to pay any amount under this Note when due and payable within five (5) Business Days of the day such amount is due and payable.

(b)            Breach of Representations, Warranties or Covenants. The Borrower breaches in any material respect any representation, warranty or covenant of the Borrower hereunder; provided, however, no Event of Default shall be deemed to have occurred pursuant to this Section 7(b) if, within thirty (30) days of the date on which the Borrower becomes aware of such breach.

(c)            Bankruptcy; Insolvency.

(i)            The Borrower institutes a voluntary case seeking relief under any law relating to bankruptcy, insolvency, reorganization, or other relief for debtors.

(ii)           An involuntary case is commenced seeking the liquidation or reorganization of the Borrower under any law relating to bankruptcy or insolvency, and such case is not dismissed or vacated within sixty (60) days of its filing.

(iii)          The Borrower makes a general assignment for the benefit of its creditors.

(iv)          The Borrower is unable, or admits in writing its inability, to pay its debts as they become due.

(v)           A case is commenced against the Borrower or its assets seeking attachment, execution, or similar process against all or a substantial part of its assets, and such case is not dismissed or vacated within sixty (60) days of its filing.

(d)            Failure to Give Notice. The Borrower fails to give the notice of Event of Default specified in Section 8.

8.            Notice of Event of Default. As soon as commercially reasonable after it becomes aware that an Event of Default has occurred, the Borrower shall notify the Noteholder in writing of the nature and extent of such Event of Default and the action, if any, it has taken or proposes to take with respect to such Event of Default.

9.            Remedies. Upon the occurrence and during the continuance of an Event of Default, the Noteholder may, at its option, by written notice to the Borrower declare the outstanding principal amount of the Loan, accrued and unpaid interest thereon, and all other amounts payable hereunder immediately due and payable and take all such other remedies permitted at law or equity, including foreclosing on the Collateral; provided, however, if an Event of Default described in Sections 7(c)(i), 7(c)(iii), or 7(c)(iv) shall occur, the outstanding principal amount, all accrued and unpaid interest, and all other amounts payable hereunder shall become immediately due and payable without notice, declaration, or other act on the part of the Noteholder.

10.            Expenses. The Borrower shall reimburse the Noteholder on demand for all reasonable and documented out-of-pocket costs, expenses, and fees, including the reasonable fees and expenses of counsel, incurred by the Noteholder in connection with the negotiation, documentation, and execution of this Note and the enforcement of the Noteholder's rights hereunder.

11.            Notices. All notices and other communications relating to this Note shall be in writing and shall be deemed given upon the first to occur of (a) deposit with the United States Postal Service or overnight courier service, properly addressed and postage prepaid; (b) transmittal by facsimile or e-mail properly addressed (with written acknowledgment from the intended recipient such as "return receipt requested" function, return e-mail, or other written acknowledgment); or (c) actual receipt by an employee or agent of the other party. Notices hereunder shall be sent to the following addresses, or to such other address as such party shall specify in writing:

(a)            If to the Borrower:

10625 Techwoods Circle

Cincinnati, Ohio 45242

Attention: Lisa Terrill

Email: Lisa.Terrill@unifund.com

(b)           If to the Noteholder:

[•]

12.            Governing Law. This Note and any claim, controversy, dispute, or cause of action (whether in contract, tort, or otherwise) based on, arising out of, or relating to this Note and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Ohio, including, without limitation, the Ohio Uniform Commercial Code, as amended (the "Ohio UCC"), without reference to its choice of laws principles ("Ohio Law").

13.            Disputes.

(a)            Submission to Jurisdiction.

(i)            The Borrower irrevocably and unconditionally (A) agrees that any action, suit, or proceeding arising from or relating to this Note may be brought in the courts of the State of Ohio sitting in Hamilton County, and in the United States District Court for the Southern District of Ohio, and (B) submits to the exclusive jurisdiction of such courts in any such action, suit, or proceeding. Final judgment against the Borrower in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(ii)            Nothing in this Section 13(a) shall affect the right of the Noteholder to bring any action, suit, or proceeding relating to this Note against the Borrower or its properties in the courts of any other jurisdiction.

(iii)            Nothing in this Section 13(a) shall affect the right of the Noteholder to serve process upon the Borrower in any manner authorized by the laws of any such jurisdiction.

(b)            Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by law, (i) any objection that it may now or hereafter have to the laying of venue in any action, suit, or proceeding relating to this Note in any court referred to in Section 13(a), and (ii) the defense of inconvenient forum to the maintenance of such action, suit, or proceeding in any such court.

(c)            Waiver of Jury Trial. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.

14.            Successors and Assigns. Upon the written consent of the Borrower, this Note may be assigned or transferred by the Noteholder to any individual, corporation, company, limited liability company, trust, joint venture, association, partnership, unincorporated organization, governmental authority, or other entity. In the event of any proposed transfer or assignment, the Borrower may require the Noteholder to deliver a legal opinion, as well as such other documentation as the Borrower may reasonably request, satisfactory to the Borrower that such assignment or transfer does not require registration under the Securities Act or the securities of laws of any other applicable jurisdiction.

15.            Integration. This Note, as well as the Schedules hereto, constitutes the entire agreement between the Borrower and the Noteholder with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto.

16.            Amendments and Waivers. No term of this Note may be waived, modified, or amended, except by an instrument in writing signed by the Borrower and the Noteholder. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

17.            No Waiver; Cumulative Remedies. No failure by the Noteholder to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The rights, remedies, and powers herein provided are cumulative and not exclusive of any other rights, remedies, or powers provided by law.

18.            Holder in Due Course. The Noteholder and all successors thereof shall have all the rights of a holder in due course as provided under Ohio Law. The Borrower hereby: (i) waives presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given by law, in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any endorsement or guaranty of this Note; and (ii) consents to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or the failure to act on the part of the Noteholder or any indulgence shown by the Noteholder, from time to time and in one or more instances (without notice to or further assent from the Borrower), and agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of the Noteholder shall in any way affect or impair the obligations of the Borrower or be construed as a waiver by the Noteholder of, or otherwise affect, any of Noteholder's rights under this Note.

19.            Commercial Loan. The loan represented by this Note is a business loan which comes within the purview of applicable state law. The Borrower agrees that the loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., §1601, et seq.

20.            Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or render such term or provision invalid or unenforceable in any other jurisdiction.

21.            Counterparts. This Note and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic ("pdf' or "tif') format shall be as effective as delivery of a manually executed counterpart of this Note.

22.            Electronic Execution. The words "execution," "signed," "signature," and words of similar import in this Note shall be deemed to include electronic and digital signatures and the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures and paper-based recordkeeping systems, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. § 7001 et seq.) and any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature page follows.]

IN WITNESS WHEREOF the undersigned has executed and delivered this Note in Cincinnati, Hamilton County, Ohio as of the date first written above.

BORROWER:

DISTRESSED ASSET PORTFOLIO IV, LLC

By: Credit Card Receivables Fund Incorporated, its Manager

By:
Name:
Title:

NOTEHOLDER:

[●]

[Signature Page to Distressed Asset Portfolio IV, LLC
Series BR 15.00% Promissory Bridge Note]